STOCK ESCROW AGREEMENT dated as of January 31, 2008 among IDCentrix, Inc., a Delaware corporation (the “Company”), Sterling Gold Corp., a Nevada Corporation (“Sterling”), Fortress Paper Ltd., a company organized pursuant to the laws of the Province of British Columbia (“Fortress”), and Kelley Drye & Warren LLP as escrow agent (the “Escrow Agent”).

WITNESSETH:

WHEREAS, this Agreement is being entered into contemporaneously with the consummation of the transactions contemplated by (i) that certain Amended and Restated Technology SubLicense Agreement, dated the date hereof, between Fortress and the Company (the “Restated SubLicense"), (ii) that certain Technology SubLicense Agreement (US), dated the date hereof, between Fortress and the Company (the “SubLicense") and (iii) that certain Share Exchange Agreement, dated the date hereof, among the Company, Sterling, the shareholders of the Company (including Fortress) and the Shareholders Representative (as defined therein) (the “Exchange Agreement"); and

WHEREAS, pursuant to the Restated SubLicense and the SubLicense, the Company will have issued to Fortress an aggregate of Ten Million (10,000,000) shares of common stock of the Company; and

WHEREAS, pursuant to the Exchange Agreement, Fortress will have exchanged the 10,000,000 shares of the Company common stock issued to it pursuant to the Restated SubLicense and the SubLicense for 10,000,000 shares of common stock of Sterling (the “Shares”);

WHEREAS, Fortress has agreed as a condition of the Company’s obligation to issue the shares of common stock pursuant to the SubLicense, to deposit 4,875,000 of the Shares (collectively, the “Escrow Shares”) in escrow as hereinafter provided;

WHEREAS, the Company and Fortress desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1

APPOINTMENT

1.1 Appointment of Escrow Agent. The Company, Sterling and Fortress hereby appoint the Escrow Agent to act in accordance with and subject to the terms and conditions of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms and conditions.

ARTICLE 2

ESCROW SHARES

2.1 Deposit. On the date hereof, Sterling shall deliver to the Escrow Agent certificates representing the Escrow Shares, to be held and disbursed subject to the terms and conditions of this Agreement. Fortress acknowledges that the certificates representing the Escrow Shares is legended to reflect the deposit of such Escrow Shares under this Agreement.

2.2 Scheduled Release of Escrow Shares During the Escrow Period. The Escrow Agent shall hold and disburse the Escrow Shares during the period starting on the date hereof and ending on January 31, 2011 (the “Escrow Period”) as follows:

(a) On July 31, 2008, the Escrow Agent shall disburse 812,500 shares of the Escrow Shares to Fortress.

(b) On January 31, 2009, the Escrow Agent shall disburse 812,500 shares of the remaining Escrow Shares to Fortress.

(c) On July 31, 2009, the Escrow Agent shall disburse 812,500 shares of the remaining Escrow Shares to Fortress.

(d) On January 31, 2010, the Escrow Agent shall disburse 812,500 shares of the remaining Escrow Shares to Fortress.

(e) On July 31, 2010, the Escrow Agent shall disburse 812,500 shares of the remaining Escrow Shares to Fortress.

(f) On January 31, 2011, the Escrow Agent shall disburse the remaining 812,500 shares of the Escrow Shares to Fortress.

All numbers contained in, and all calculations required to be made pursuant to, this Agreement (including any amounts payable or distributable as cash or non-cash dividends) shall be adjusted as appropriate to reflect any stock split, reverse stock split or similar transaction effected by Sterling after the date hereof.

2.3 Rights of Fortress in Escrow Shares.

(a) Voting Rights as a Stockholder. Except as herein provided, Fortress shall retain all of its rights as a stockholder of Sterling during the Escrow Period, including, without limitation, the right to vote such shares.

(b) Dividends and Other Distributions in Respect of the Escrow Shares. During the Escrow Period, any cash or non-cash dividends payable or distributable with respect to the Escrow Shares shall be paid to Fortress. Such dividends shall not be subject to the terms of this Escrow Agreement.

(c) Restrictions on Transfer. During the Escrow Period, Fortress shall not pledge or grant a security interest in the Escrow Shares or grant a security interest in its rights under this Agreement, unless any such pledge or security interest is expressly made subject to the terms of this Agreement.

ARTICLE 3

CONCERNING THE ESCROW AGENT

3.1 Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

3.2 Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company and Sterling, jointly and severally, from and against any expenses, including reasonable counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, claim or proceeding brought against the Escrow Agent involving any claim, or in connection with any claim or demand which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the gross negligence, bad faith or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, claim or proceeding pursuant to which the Escrow Agent intends to seek indemnification under this Section 3.2, it shall promptly give the Company and Sterling written notice of such claim, specifying in reasonable detail the nature and all known particulars related to such claim. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 3.2 and Section 3.7 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 3.5 or 3.6 below.

3.3 Compensation. The Escrow Agent shall be entitled to reasonable compensation from Sterling and the Company, jointly and severally, for all services rendered by the Escrow Agent hereunder as set forth in Exhibit A. The Escrow Agent shall also be entitled to reimbursement from Sterling and the Company, jointly and severally, for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

3.4 Further Assurances. From time to time on and after the date hereof, the Company, Sterling and Fortress agree to perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, documents and assurances as may reasonably be required by the Escrow Agent for the carrying out or performing of the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

3.5 Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by Sterling with the consent by Fortress (such consent not to be unreasonably withheld), the Escrow Shares held hereunder. If no new escrow agent is so appointed within the sixty (60) day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it reasonably deems appropriate.

3.6 Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by Sterling and Fortress, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 3.5.

3.7 Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence, bad faith or willful misconduct.

3.8 Acknowledgement. Each of the parties to this Agreement hereby acknowledges that the Escrow Agent acts as counsel to the Company and shall have the right to continue to represent the Company and to represent Sterling in the future, including in any action, proceeding, claim, litigation, dispute, arbitration or negotiation arising hereunder, and Fortress hereby consents thereto and waives any objection to the representation of the Company and Sterling by the Escrow Agent in connection therewith based upon the services of the Escrow Agent hereunder, or otherwise, without waiving any duty or obligation the Escrow Agent may have to the parties under this Agreement.

ARTICLE 4

MISCELLANEOUS PROVISIONS

4.1 Notices. All notices and demands required or permitted to be given pursuant to this Agreement shall be transmitted by personal delivery, by a nationally recognized courier service, by registered or certified mail, return receipt requested, postage prepaid, or by facsimile and shall be addressed as follows:

When the Company is the intended recipient:

IDCentrix, Inc.
2101 Rosecrans Avenue
Suite 4240
El Segundo, CA 90245
Attention: Chief Executive Officer
Facsimile: (310) 414-8145

With a copy to:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, Connecticut 06901
Attention:  M. Ridgway Barker, Esq.
Facsimile:  (203) 327-2669

When Sterling is the intended recipient:

Sterling Gold Corp.
c/o iDcentrix, Inc.
2101 Rosecrans Ave.
Suite 4240
El Segundo, CA 90245
Attention: Chief Executive Officer
Telephone: (310)-414-2661
Facsimile: (310)-414-8145

With a copy to:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: M. Ridgway Barker
Telephone: (203)-327-2669
Facsimile: (203)-351-8032

When Fortress is the intended recipient:

Fortress Paper Ltd.
157 Chadwick Court
North Vancouver, British Colombia
V7M 3K2 Canada
Attention: Chadwick Wasilenkoff
Facsimile: (604)-988-5327

With a copy to:

Sangra Moller LLP
Barristers & Solicitors
1000 Cathedral Place
925 West Georgia Street
Vancouver, British Columbia
V6C 3L2 Canada
Attention: Winston Yee
Facsimile: (604)-669-8803

When the Escrow Agent is the intended recipient:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: Mr. Ridgway Barker
Telephone: (203)-327-2669
Facsimile: (203)-351-8032

A party may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other parties. Each notice transmitted in the manner described in this Section 4.1 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (a) delivered to the addressee as indicated by the affidavit of the messenger (if transmitted by personal delivery), the receipt of the courier service (if transmitted by courier service), the return receipt (if transmitted by mail) or the answer back or call back (if transmitted by facsimile) or (b) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

4.2 Governing Law; Forum; Jury Trial. THE VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS ESCROW AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. Each party agrees that any action, claim or proceeding arising out of this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in a court in the State of Delaware. Each party consents and submits to the non-exclusive personal jurisdiction of any court in the State of Delaware in respect of any such action, claim or proceeding. Each party consents to service of process upon it with respect to any such action, claim or proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such action, claim or proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such action, claim or proceeding in any court in the State of Delaware has been brought in an inconvenient forum. EACH PARTY WAIVES TRIAL BY JURY IN ANY SUCH ACTION, CLAIM OR PROCEEDING.

4.3 Binding Effect; Assignment; Third Party Beneficiaries. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators and other successors and assigns and shall inure to the benefit of the parties and their respective heirs, executors, administrators and other successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other parties. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of another other party or parties, if such consent is required hereby, shall be void. No such assignment or delegation shall relieve the assignor or delegator of its obligations hereunder, except that if a party assigns or delegates as permitted hereunder with the prior written consent of the other parties, then it shall be relieved of those obligations assumed by its transferee. Any such transferee shall be deemed a third party beneficiary of this Agreement. Except as otherwise provided herein, no other person shall be, or be deemed to be, a third party beneficiary of this Agreement.

4.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous agreements, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof.

4.5 Amendments. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument that states that it adds to, amends, cancels, renews, extends or modifies this Agreement and that is executed and delivered on behalf of each party.

4.6 Waivers. No waiver of any provision of this Agreement shall be binding upon a party, unless such waiver is expressly set forth in a written instrument that is executed and delivered by such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

4.7 Remedies Limited. No party shall, for any reason or under any legal theory, be liable for any special, indirect, incidental or consequential damages arising out of any breach of or default under this Agreement, even if informed of the possibility of such damages in advance.

4.8 Headings; Counterparts; Interpretation.

(a) Headings. The headings set forth herein have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

(b) Counterparts. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. This Agreement shall become effective and be deemed to have been executed and delivered by all of the parties at such time as counterparts shall have been executed and delivered by each of the parties, regardless of whether each of the parties has executed the same counterpart. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties. Delivery of a counterpart by facsimile or pdf shall be as effective as delivery of an original.

(c) Interpretation. Each of the parties has participated substantially in the negotiation and drafting of this Agreement and no ambiguity herein shall be construed against the draftsman.

4.9 Severability. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or (b) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including addition of necessary further provisions to this Agreement) so as to give effect to the intent so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation nor severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

IDCENTRIX, INC.

By:
Name:
Title:

STERLING GOLD CORP.

By:
Name:
Title:

FORTRESS PAPER LTD.

By:
Name:
Title:

KELLEY DRYE & WARREN LLP, as Escrow Agent

By:
Name:
Title:

EXHIBIT A

Escrow Agent Fees, Charges and Expenses